Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares		Value
Common Stocks – 97.4%
Banks – 2.0%
HDFC Bank Ltd	101,411	$1,445,671
Beverages – 2.0%
Varun Beverages Ltd	64,878	587,557
Wuliangye Yibin Co Ltd	35,048	849,042
		1,436,599
Biotechnology – 1.3%
Beijing Tiantan Biological Products Corp Ltd*	145,659	936,416
Building Products – 1.3%
China Lesso Group Holdings Ltd	704,000	914,004
Capital Markets – 2.2%
Hong Kong Exchanges & Clearing Ltd	36,800	1,568,408
Communications Equipment – 1.2%
Accton Technology Corp	111,000	856,151
Construction & Engineering – 1.7%
China Railway Group Ltd	1,165,000	601,688
Wijaya Karya Persero Tbk PT	7,063,600	597,311
		1,198,999
Diversified Consumer Services – 2.6%
Afya Ltd*	45,669	1,070,481
Fu Shou Yuan International Group Ltd	908,000	834,302
		1,904,783
Diversified Financial Services – 2.1%
Chailease Holding Co Ltd	354,640	1,497,906
Electrical Equipment – 3.5%
KEI Industries Ltd	152,936	707,222
Shenzhen Megmeet Electrical Co Ltd - Class A	162,695	596,989
Voltronic Power Technology Corp	43,000	1,231,026
		2,535,237
Energy Equipment & Services – 0.7%
Anton Oilfield Services Group/Hong Kong*	7,986,000	478,631
Entertainment – 1.6%
NetEase Inc (ADR)	2,763	1,186,377
Food & Staples Retailing – 0.8%
X5 Retail Group NV (GDR) (REG)	17,060	603,113
Health Care Providers & Services – 1.2%
Notre Dame Intermedica Participacoes SA	69,039	863,559
Hotels, Restaurants & Leisure – 0.7%
Leejam Sports Co JSC	33,601	525,894
Independent Power and Renewable Electricity Producers – 1.0%
China Longyuan Power Group Corp Ltd	1,297,000	726,643
Information Technology Services – 3.0%
21Vianet Group Inc (ADR)*	49,019	1,169,593
Network International Holdings PLC (144A)*	175,957	959,993
		2,129,586
Insurance – 5.5%
AIA Group Ltd	163,200	1,518,953
Ping An Insurance Group Co of China Ltd	246,000	2,456,879
		3,975,832
Interactive Media & Services – 14.2%
AfreecaTV Co Ltd	12,250	649,702
NAVER Corp	6,081	1,363,825
Tencent Holdings Ltd	111,600	7,168,678
Yandex NV*	20,746	1,037,715
		10,219,920
Internet & Direct Marketing Retail – 13.7%
Alibaba Group Holding Ltd (ADR)*	24,817	5,353,027
MercadoLibre Inc*	1,089	1,073,504
Naspers Ltd	14,036	2,561,817
Vipshop Holdings Ltd (ADR)*	45,916	914,188
		9,902,536
Machinery – 2.3%
China Conch Venture Holdings Ltd	216,000	912,105
Zhengzhou Yutong Bus Co Ltd	429,991	744,852
		1,656,957
Metals & Mining – 2.3%
Ivanhoe Mines Ltd*	586,474	1,663,419
Oil, Gas & Consumable Fuels – 2.6%
Geopark Ltd	67,200	657,888

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
LUKOIL PJSC (ADR)	16,781	$1,243,908
		1,901,796
Paper & Forest Products – 1.0%
Asia Paper Manufacturing Co Ltd	27,774	691,243
Professional Services – 1.5%
NICE Information Service Co Ltd	69,129	1,050,054
Real Estate Management & Development – 4.4%
Logan Property Holdings Co Ltd	721,000	1,288,799
Shimao Property Holdings Ltd	197,500	836,983
Vinhomes JSC (144A)	316,260	1,029,322
		3,155,104
Road & Rail – 0.9%
United International Transportation Co	81,474	662,833
Semiconductor & Semiconductor Equipment – 9.5%
LEENO Industrial Inc	6,506	617,231
MediaTek Inc	75,000	1,467,909
SK Hynix Inc	12,631	903,614
Taiwan Semiconductor Manufacturing Co Ltd	367,000	3,884,860
		6,873,614
Software – 1.3%
Kingdee International Software Group Co Ltd*	413,000	961,485
Specialty Retail – 1.0%
Wilcon Depot Inc	2,276,400	701,744
Technology Hardware, Storage & Peripherals – 5.7%
Samsung Electronics Co Ltd	92,712	4,110,013
Thrifts & Mortgage Finance – 1.7%
Housing Development Finance Corp Ltd	52,794	1,238,421
Wireless Telecommunication Services – 0.9%
Safaricom PLC	2,335,587	628,102
Total Common Stocks (cost $62,522,369)		70,201,050
Preferred Stocks – 0.9%
Electric Utilities – 0.9%
Cia Paranaense de Energia (cost $698,174)	58,052	649,364
Investment Companies – 0%
Money Markets – 0%
Fidelity Investments Money Market Treasury Portfolio, 0.0800%ºº (cost $9,995)	9,995	9,995
Total Investments (total cost $63,230,538) – 98.3%		70,860,409
Cash, Receivables and Other Assets, net of Liabilities – 1.7%		1,232,458
Net Assets – 100%		$72,092,867

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$28,930,681	40.8%
South Korea	9,385,682	13.2
Taiwan	8,937,852	12.6
India	3,978,871	5.6
Brazil	3,656,908	5.2
Hong Kong	3,087,361	4.4
Russia	2,884,736	4.1
South Africa	2,561,817	3.6
Canada	1,663,419	2.3
Saudi Arabia	1,188,727	1.7
Vietnam	1,029,322	1.5
United Kingdom	959,993	1.4
Philippines	701,744	1.0
Chile	657,888	0.9
Kenya	628,102	0.9
Indonesia	597,311	0.8
United States	9,995	0.0

Total	$70,860,409	100.0%

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $1,989,315, which represents 2.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Diversified Consumer Services	$1,070,481	$834,302	$-
Entertainment	1,186,377	-	-
Health Care Providers & Services	863,559	-	-
Information Technology Services	1,169,593	959,993	-
Interactive Media & Services	1,037,715	9,182,205	-
Internet & Direct Marketing Retail	7,340,719	2,561,817	-
Metals & Mining	1,663,419	-	-
Oil, Gas & Consumable Fuels	657,888	1,243,908	-
All Other	-	40,429,074	-
Preferred Stocks	-	649,364	-
Investment Companies	9,995	-	-
Total Assets	$14,999,746	$55,860,663	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.